1933 Act File No. 333-84624
1940 Act File No. 811-21046

Van Eck Funds, Inc.

Supplement dated November 3, 2006 (“Supplement”)
to the Prospectus and Statement of Additional Information
dated May 1, 2006 and revised as of September 22, 2006

     This Supplement updates certain information contained in the above-dated Prospectus and Statement of Additional Information for Van Eck Funds, Inc. (the “Trust”) regarding the Mid Cap Value Fund (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the Van Eck website at www.vaneck.com.

Portfolio Manager Changes

     Joan M. Sabella and Tony Elavia have resigned as portfolio managers to the Fund. Therefore, all references to Joan M. Sabella and Tony Elavia in each of the Prospectus and Statement of Additional Information are hereby deleted.

     1. The “Portfolio Managers” section of each of the Prospectus and Statement of Additional Information is amended to delete the biographies of Joan M. Sabella and Tony Elavia and to include the biographies of Victor Samoilovich and Daniel Glickman as follows:

Victor Samoilovich Mr. Samoilovich manages proprietary mutual funds for the Sub-Adviser and has been a Managing Director of the Sub-Adviser since September 2006. Prior to joining the Sub-Adviser he had been a portfolio manager at TIAA-CREF since 2000. Mr. Samoilovich is a graduate of Moscow State University in Russia.

Daniel Glickman Mr. Glickman manages proprietary mutual funds for the Sub-Adviser, and has been a Managing Director of the Sub-Adviser since September 2006. Prior to joining the Sub-Adviser, he had been a portfolio manager at TIAA-CREF since 2001. Prior to joining TIAA-CREF, he was a senior researcher at State Street Global Advisors. Mr. Glickman received his M.B.A. from the University of Chicago, Graduate School of Business, his M.S. from Columbia University's School of Engineering and his B.S. from Massachusetts Institute of Technology.

over

     2. The “Other Accounts Managed by the Portfolio Managers” section of the Statement of Additional Information is deleted in its entirety and replaced with the following:

Name of	Number of	Total Assets	Total Assets	Total	Accounts/Total
Portfolio	Accounts	in Accounts	in Accounts	Assets in	Assets where
Manager	Managed	Managed	Managed	Other	Advisory Fee is
	Outside the	within	within Other	Accounts	Based on
	Van Eck	Registered	Pooled	Managed	Performance
	Mutual	Investment	Investment
	Fund	Companies	Vehicles
Complex

Victor Samoilovich	17	$1.7 billion	$0	$425 million	6/$280 million

Daniel Glickman	17	$1.7 billion	$0	$425 million	6/$280 million

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